Exhibit 10.14



                   GSA AWARDS, INC SCHEDULE PROGRAM AGREEMENT
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     This  GSA Awards, Inc Schedule Program Agreement (the "Agreement") is dated as of March ,2006 (the "Effective Date'), and is made and entered into by and between GSA AWARDS, INC. ("GSAA"). an Ohio Corporation. with its main business offices at 25737 Detroit Rd Westlake, Ohio 44145, AND DATACALL TECHNOLOGIES, Inc. (Client"), alan TX Corporation, with its main business offices at 600 Kenrick Suite B-12, Houston, Texas 77060, (each party may be referred to as a "Party" or collectively referred to as the "Parties" herein).

                                    RECITALS
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WHEREAS,  GSAA  is  in  the  business of providing services to clients to assist those clients in obtaining a Federal Supply Contract Number(s) and to thereafter procure sales through the GSA; and

WHEREAS, Client is desirous of engaging the services of GSAA to obtain a Federal Supply Contract Number(s) for the purpose of procuring sales through the GSA,

NOW, THEREFORE, in consideration of the mutual promises and obligations observed and performed by the Parties hereto, GSAA and Client hereby agree as follows:

                              ARTICLE I-DEFINITIONS
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            AS USED IN THIS AGREEMENT THE FOLLOWING TERMS SHALL MEAN:
GSA:    the General Services Administration.
GSAA:   G.S.A. Awards Inc.
FEDERAL SUPPLY CONTRACT NUMBER:   the number assigned to the Client by GSA to
become a preferred vendor of GSA.
SIN:     Special Item Number.
GSA ADVANTAGE: The GSA maintains an E-commerce website portal where GSA approved vendors can list their goods and services. GSAA maintains Client interface with this web site for listing of Client products and services.
Procurement officers search the web site place for procurement of products and or services. In order to direct procurement officers directly to a Client web site, where there are no competitors listings, GSAA continually reaches all GSA web portals to take advantage of procurement officer requests and when appropriate redirects the procurement officers to the individual Client's web site. GSAA is under no obligation to provide any such opportunity to any individual client. GSAA is entitled to the Success Fee as set forth below if any such referral results in sales of client products to government agencies or the GSA.

GSA INDUSTRIAL FUNDING FEE: The GSA requires that all persons or entities holding a GSA Supply Contract Number and a Special Item Number for any or each of their products is required to remit to the GSA an "Industrial Funding Fee", a GSA required contribution to a business or industrial development fund. This fee equals 3/4 of one percent (.75%) of total sales per quarter and GSAA will pay the .75% Industrial Funding Fee out of GSAA's 10% Success Fee.

                       ARTICLE II-CLIENT RESPONSIBILITIES
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Client  acknowledges  that  submission  of  inaccurate, incomplete or fraudulent information to GSA may result in action by GSA, ranging from removal from consideration for an award of a contract to cancellation of contracts previously awarded. Client is responsible for assuring the accuracy and completeness of the information provided to GSAA to obtain the Federal Supply Contract Number(s).

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Client hereby represents and warrants to GSAA that all information and materials to  be  provided  to  GSAA  will  be  current,  accurate  and  complete.

Client agrees to use its best efforts in providing GSAA all required information. including, but not limited to:

     1. Price lists and technical information for the products and/or services to be offered to GSA.
     2.   Products  and/or  services  offered  to  GSA.
     3. Summary of commercial practices and non-standard discounts of the products and/or services.
     4.   A  description  of  Clients experience as related to the GSA Schedule.
     5. Past performance references & ratings report from D&B ($125.00) if needed.
     6.   Financial  information,  if  required.
     7.   Notification  to  GSAA  of  all  communication between Client and GSA.
     8. Quarterly sales reporting of GSA sales to GSAA within ten (10) business days of the end of each quarter.

Client recognizes in part, that its ability to obtain a Federal Supply Contract Number(s) through the GSA will depend on complete, competitive and responsive submission of information within GSA guidelines. Failure of Client to comply with requests for information may result in a late contract award, a disqualification of Client's proposal, or an additional fee to redo the modified solicitation.

                        ARTICLE III-CSAA RESPONSIBILITIES
                        ---------------------------------

GSAA will use its best efforts in the performance of the services specified herein. The Parties understand and agree that the submission of Client's proposal for a Federal Supply Contract Number(s) through the GSA, prepared by GSAA, will not guarantee the assignment of a Federal Supply Contract Number(s). However, if a Federal Supply Contract Number is not obtained because of GSAA's inability to perform, then Client shall be entitled to a refund of the service fee paid. GSAAs responsibilities include the following:

GATHER PRODUCT AND SERVICE INFORMATION:

     a) GSAA will recommend which schedule contract is best suited to represent the Client's products and/or services.
     b) GSAA will recommend SINs that provide a more descriptive path for product and service marketing.
     c) GSAA will provide GSA's requests for information and required materials to perform contract specifications.
     d) GSAA will gather required information from Client to categorize, organize and write proposal.
     e) GSAA will add any additional distributors or sales agents that are approved by the client, Any extra fees of these additional approved distributor or sales agent will be the sole responsibility of the Client.

2.     MANAGE YOUR SCHEDULE:

a) Once the Client's contract has been awarded, GSAA will manage the Client's schedule and all SINs to keep the Client's contract active and current for the five (5) year term of this Agreement.
b) GSAA may, at its sole option and choice. choose to renegotiate an extension of any Federal Supply Contract Number that Client obtains, and any awarded

     SINs. Said renegotiation shall occur at GSAA' sole option and choice at the end of the initial five (5) year contract term and at the end of any additional five year terms, and shall be for an additional five (5) year term, such renegotiation is conditioned upon Client having met the minimum five (5) year sales goal of Two Hundred Thousand and 00/100 Dollars ($200,000.00) sales per annum in or One Million Dollars ($1,000,000) in aggregate sales over the immediately preceding five year period. (See
     Article  IV  Paragraph  5  below  for  definition  of  term  of  contract.)

3.     MARKETING:

a)     Develop a marketing strategy.
b) Set up GSA Advantage. Within 6 months of contract award GSAA will set up the web search facilities through GSAA's servers and other capabilities such that GSAA can cover Client's products, services, commercial sales practices and contact information.

                            ARTICLE IV-FEES AND TERMS
                            -------------------------

1.  INITIAL  MARKETING  MANAGEMENT FEE: The Client agrees to pay GSAA an Initial
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Marketing  Management  Fee  of  Sixteen Thousand Five Hundred and 00/100 Dollars
($16,500.00),  payable  upon  execution  of  this  Agreement.

2.  SUCCESS  FEE  AND ADVISORY SERVICES FEE. Client agrees to pay GSAA a Success
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Fee  and  Advisory  Services  Fee (the "Marketing Fee") based upon collection of invoices for sales to the Federal Government as a result Federal Contract Supply Number. In addition, where GSAA provides sales and/or lead opportunities to Client through identifying Government bidding opportunities, or working with GSAA's current list of Vendors, or Government and/or Commercial contracts, and/or additional GSA contracts, then Client shall pay GSAA a Success Fee or Advisory Services Fee therefore. Said Marketing Fee shall be a sum equal to ten percent (10%) of all such invoiced amounts.

3. GSAA INVOICE. GSAA shall invoice the Client for the fees set forth in 2 above
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on  a  quarterly  basis based upon sales reports. This invoice is independent of the Success Fee and Advisory Services Fee due to AmBiz under the AmBiz Rep Agreement for AmBiz separate services. Client shall not be double billed by GSAA and AmBiz, AmBiz shall not bill client for the GSAA portion of the work, this Agreement shall be the determining Agreement for GSAA work. AmBiz shall still collect for the services it renders directly to Client under the ArnBiz Rep Agreement.

4.  PAYMENT  TERMS. Client agrees to pay GSAA within twenty (20) days of the end
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of  each reported quarter, provided GSA has paid Client under any Federal Supply
Contract Number for which GSAA seeks its Fees hereunder. If Client fails to pay GSAA within twenty (20) days of the end of each quarter for which IT has been invoiced, a penalty of one and one-half percent (1-1/2%) per month shall be assessed on any unpaid balances exceeding the agreed payment terms. Moreover, if any payment due GSAA is not received within thirty (30) days of the end of the quarter GSA will have the right to terminate Client's Federal Supply Contract Number.

5.  TERM.  The  five year initial term of this Agreement shall commence upon the
    ----
assignment of the Federal Supply Contract Numbers. Upon expiration of the initial term, GSAA shall have the right and the obligation to renegotiate any existing Federal Supply Contract Number previously assigned to Client for three
(3) additional successive five (5) year terms under the same terms and conditions of this Agreement, provided the client has met the minimum sales goals of $200,000.00 per year for the immediately preceding five year term, or an aggregate of $1,000,000 in sales for the immediately preceding five year period.

6.  TERMINATION.  If  either  Party  engages  in  unethical business practice or
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misrepresenting  products and/or services or otherwise commits a material breach of this Agreement, this Agreement may be terminated upon a thirty (30) day prior written notification. If the contract is terminated by GSAA prior to the expiration of the original five (5) year agreement, for the reason stated above then GSAA shall be entitled to fees for a period of one (1) year following the termination.

               ARTICLE V-NONDISCLOSURE AND RECRUITMENT AGREEMENT:
               --------------------------------------------------

I.  NONDISCLOSURE.  The  Parties  may  engage in discussions or enter into other
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relationships  in  the  course  of  which  the  Parties  may  disclose  certain proprietary corporate and financial information ("Information'). In consideration of the benefits that the Parties expect to derive from such discussions or relationships, the Parties hereby agree to the following:

The Parties will hold in confidence this Information and will not, without the prior written consent of the Parties, either directly or indirectly, make any use, for their awn benefit or otherwise, of the Information, including, but not limited to, any commercial use thereof Or duplicate, disseminate, disclose, or transfer any portion of the material or media on which the Information is presented to any person, firm, business, governmental agency, or any other entity.

2.  SOLICITATION  OF  GSAA  EMPLOYEES. The Client understands and recognizes the
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unique  business of GSAA. Client also understands and recognizes that GSAA makes substantial initial and continued investment in its employees. With this in mind, should Client hire GSAA employee(s) during the term of this Agreement or for one (1) year thereafter, Client agrees to pay GSAA a sum equal to the annual compensation previously paid by GSAA to the employee who leaves as a result of Client's breach of this Agreement.

ARTICLE VI- RELATIONSHIP OF PARTIES
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In  performing  services  under  this  Agreement,  GSAA  shall  operate  as  an independent contractor, maintaining GSAA's own distinct and separate legal entity apart from Client and AmBiz. In no event shall the Parties be liable for any obligations of the other with respect to this Agreement, including, but not limited to, any obligations to federal, state or local government agencies for income tax, Social] Security, Workers' Compensation or any such tax or employer-oriented obligations. GSAA, Client and AmBiz are independent contractors with regard to this Agreement and the AniBiz Rep Agreement and all actions and services performed under this Agreement or the AmBiz Rep Agreement. Neither Party shall be construed to be the other Party's agent or authorized, expressly or implicitly, to commit any other Party to any obligation.

ARTICLE VII - GENERAL
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1.  APPLICABLE  LAW  AND  JURISDICTION.  THIS AGREEMENT SHALL BE GOVERNED BY and
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construed under the laws of the State of Ohio. If a proceeding or claim relating or pertaining to this Agreement is initiated by either Party hereto, such proceeding or claim shall and must be tiled in Cuyahoga County, Ohio. This Agreement and such proceeding or claim shall be governed by and construed under Ohio law, without regard to conflicts of laws principles.

2.  LITIGATION  EXPENSE.  The  parties  agree to pay the litigation costs of the
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prevailing  party,  including  reasonable attorney fees, to enforce the terms of this  Agreement.

3.  NOTICES. All notices required shall be in writing and shall be served by one
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party  or  its  attorney to the other party or its attorney. All notices will be effective upon receipt and shall be given in any one (1) of the following manners:

          a. By personal delivery, including, but not limited to, messenger service or a nationally recognized overnight courier, of such notice; or

          b. By mailing notice to the addresses recited below, by regular mail and by certified mail, return receipt requested. Except as otherwise provided herein, notice served by certified mail shall be effective upon receipt.

For purposes of this Agreement, all notices shall be sent to the following persons at the following addresses:

GSA Awards Inc.:     Marc Rubenstein, Director Business Development
                     GSA Awards, Inc West
                     441 N Beverly Dr. Suite 211
                     Beverly Hills, CA 90210

                     GSA Awards, Inc. Headquarters
                     25737 Detroit Rd.
                     Westlake, Ohio 44114
                     Facsimile No.: 1-216-771-7969

Client:              Jim Ammons,
                     CEO Datacall Technologies, Inc
                     600 Kenrick Suite B-12
                     Houston, Texas 77060
                     832.2302380 (Fax)

4.  ASSIGNMENT.  No  assignment  of this Agreement OT of any right or obligation
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under  this  Agreement  shall  be made by either Party without the prior written consent  of  the  non-assigning  Party.

5.  BINDING  EFFECT. This Agreement shall inure to the benefit of and be binding
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upon  Client,  its  successors,  assigns  or  related  companies.  GSAA shall be permitted to assign its rights and benefits under this Agreement only with the prior written consent of Client, which consent shall not be unreasonably withheld.

6.  AMENDMENT.  No subsequent agreements. contracts, promises or representations
    ---------
shall be binding or effective between the Parties, unless set forth in writing and signed by Client's Authorized agent and GSAA.

7.  ENTIRE  AGREEMENT;  AMENDMENT.  This  Agreement  supersedes  any  and  all
    -----------------------------
understandings of the Parties regarding the subject matter hereof and represents the entire understanding and agreement of the Parties, and there are no further or other agreements or understandings, written or oral, in effect between the Parties relating to the subject matter hereof. This Agreement may only be amended or modified only by a written instrument signed by each of Parties.

The Parties have caused this Agreement to be executed by their duly authorized representatives as of the dates designated below:

GSA AWARDS, INC.                         DATA CALL TECHNOLOGIES, INC.

Sign: /s/ Michael Dadfario               Sign: /s/ James Ammons
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Print:    Michael Dadfario              Print: James Ammons
Date:     3/27/06                       Date:  3/24/06

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